UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

EXCHANGE ACT OF 1934

October 17, 2011

Date of report (Date of earliest event reported):

INVESTMENT TECHNOLOGY GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32722	95-2848406
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer
Incorporation)		Identification No.)

380 Madison Avenue

New York, New York 10017

(Address of Principal Executive Offices)

(212) 588-4000

Registrant’s telephone number, including area code:

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02  Results of Operations and Financial Condition.

On October 17, 2011, Investment Technology Group, Inc. (the “Company”) issued a press release announcing preliminary financial results for its third quarter ending on September 30, 2011. A copy of this press release is attached hereto as Exhibit 99.1.

The information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On October 17, 2011, the Company issued a press release announcing that its Board of Directors has authorized the repurchase of an additional 4 million shares of the Company’s common stock, bringing the total number of shares currently available for repurchase to 4.9 million shares. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01  Financial Statements and Exhibits.

Exhibits
99.1	Press release issued by Investment Technology Group, Inc. on October 17, 2011.

ITG Forward Looking Statements

In addition to historical information, this press release may contain “forward-looking” statements that reflect management’s expectations for the future.  A variety of important factors could cause results to differ materially from such statements.  These factors are noted throughout ITG’s 2010 Annual Report on Form 10-K, and its Form 10-Qs and include, but are not limited to, the actions of both current and potential new competitors, fluctuations in market trading volumes, financial market volatility, changes in commission pricing, potential impairment charges related to goodwill and other long-lived assets, evolving industry regulations, errors or malfunctions in ITG’s systems or technology, rapid changes in technology, cash flows into or redemptions from equity funds, effects of inflation, ability to meet liquidity requirements related to the clearing of customers’ trades, customer trading patterns, the success of ITG’s products and service offerings, ITG’s ability to continue to innovate and meet the demands of customers for new or enhanced products, ITG’s ability to successfully integrate acquired  companies, changes in tax policy or accounting rules, fluctuations in foreign exchange rates, adverse changes or volatility in interest rates, ITG’s ability to attract and retain talented employees, general economic, business, credit and financial market conditions, internationally or nationally, as well as ITG’s ability to achieve cost savings from its previously announced cost reduction plan. The forward-looking statements included herein represent ITG’s views as of the date of this release. ITG undertakes no obligation to revise or update publicly any forward-looking statement for any reason unless required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTMENT TECHNOLOGY GROUP, INC.

Date: October 17, 2011	By:	/s/ STEVEN R. VIGLIOTTI
Steven R. Vigliotti
Chief Financial Officer and
Duly Authorized Signatory of Registrant

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press Release issued by Investment Technology Group, Inc. on October 17, 2011